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                          ============================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                OCTOBER 15, 1999

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1999-2
               ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)


      DELAWARE                          333-43091                    13-3836437
----------------------------           ----------                -------------------
(State or other jurisdiction          (Commission                 (I.R.S.  employer
    of incorporation)                 file number)               identification no.)

   245 PARK AVENUE
  NEW YORK, NEW YORK                                               10167
---------------------------------------                          ---------
(Address of principal executive offices)                         (ZIP Code)

                                 (212) 272-2000
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A

                     --------------------------------------
          (Former name or former address, if changed since last report)

                          ============================





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Item 5.  Other Events

         Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Bear, Stearns & Co., Inc. (the "Underwriter") in respect to Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 1999-2, Class AF-1, Class AF-2, Class MF-1, Class MF-2, Class BF, Class AV-1, Class AV-2, Class MV-1, Class MV-2 and Class BV (the "Certificates"). The Certificates will be offered pursuant to a Prospectus Supplement, to be dated on or about October 15, 1999, and a Prospectus to be dated on or about July 23, 1999 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-43091) (the "Registration Statement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.

         The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in these Computational Materials shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

         Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

                           99.1 Computational Materials of the Underwriter


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BEAR STEARNS ASSET BACKED
                                            SECURITIES, INC.



                                           By:  /s/    Patricia Jehle
                                                --------------------------------
                                                Name:  Patricia Jehle
                                                Title: President

         Dated: October 15, 1999


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                                  EXHIBIT INDEX

      Exhibit No.       Description of Exhibit
     ------------       ----------------------
         99.1           Computational Materials of the Underwriter


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